UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2025

COSTAR GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Wilson Blvd., Arlington, VA	20009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Support Agreements

On April 6, 2025, CoStar Group, Inc. (the “Company”) entered into (i) a Support Agreement (the “D. E. Shaw Support Agreement”) with D. E. Shaw & Co., L.P. and D. E. Shaw Oculus Portfolios, L.L.C. (collectively, “D. E. Shaw”) and (ii) a Support Agreement (the “Third Point Support Agreement” and together with the D. E. Shaw Support Agreement, the “Support Agreements”) with Third Point LLC and certain of its affiliates (collectively, “Third Point”), in each case, regarding matters relating to the election of directors to the Company’s Board of Directors (the “Board”) and certain other matters.

The Company has determined to add Christine M. McCarthy, John Berisford and Rachel C. Glaser (the “New Independent Appointees”) to the Board, and D. E. Shaw and Third Point support their additions to the Board. Pursuant to the Support Agreements, the Company agreed to appoint each of the New Independent Appointees to the Board as a director, effective as of the date of the Support Agreements. Further, the Company agreed that the Company’s slate of nominees for the election of directors to the Board at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) will include the New Independent Appointees as nominees.

During the period beginning on the date of the Support Agreements and ending on the earliest of (i) 30 days prior to the advance notice deadline for making director nominations under the Company’s bylaws at its 2026 annual meeting of stockholders, and (ii) 150 days prior to the one-year anniversary of the date of the 2025 Annual Meeting (the “Standstill Period”), D. E. Shaw and Third Point have agreed to certain standstill provisions, including, among other things, agreeing that no member of D. E. Shaw and Third Point shall, directly or indirectly, and each member of D. E. Shaw and Third Point shall cause each D. E. Shaw Affiliate (as defined in the D. E. Shaw Support Agreement) and Third Point Affiliate (as defined in the Third Point Support Agreement) it controls, not to, directly or indirectly: (i) solicit any proxy or written consent of stockholders or conduct any other type of referendum with respect to, or from the holders of, the Company’s Voting Securities (as defined in the Support Agreements), (ii) knowingly encourage or advise any third party or knowingly assist any third party in so encouraging or advising any other third party with respect to the giving or withholding of any proxy, consent or other authority to vote any Voting Securities or in conducting any type of referendum with respect to the Voting Securities, (iii) form or join a “group” as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) present any proposal for consideration at any stockholder meeting, (v) seek the removal of any member of the Board or propose any nominee for election to the Board (other than as permitted under the Support Agreements) or (vi) acquire beneficial ownership in excess of a certain percentage of the Company’s then outstanding shares of common stock as specified in each of the Support Agreements.

Pursuant to the Support Agreements, D. E. Shaw and Third Point have also agreed during the Standstill Period to vote their respective Voting Securities at any annual or special meeting of stockholders or in connection with any solicitation of stockholder action by written consent (each a “Stockholders Meeting”) (i) for all directors nominated by the Board for election at such Stockholders Meeting, (ii) against the election of any nominee for director not nominated by the Board, (iii) against any proposals or resolutions to remove any member of the Board and (iv) in accordance with the recommendation of the Board on any precatory or non-binding proposals and any non-transaction-related proposals that come before any Stockholders Meeting, subject to certain exceptions. The Support Agreements also include mutual non-disparagement provisions.

Pursuant to the Support Agreements, the Board has agreed to form an advisory capital allocation committee of the Board (the “Capital Allocation Committee”), effective as of the date of the Support Agreements, to support the Board’s and management’s review of the Company’s capital structure, capital allocation priorities, and financial targets, including for international expansion and significant investments by the Company’s major brands, including CoStar, Apartments.com, LoopNet, and Homes.com. The Board will appoint four directors to serve on the Capital Allocation Committee. Andrew Florance will serve as Chair of the Capital Allocation Committee, and Christine M. McCarthy, John Berisford and Robert W. Musslewhite will serve as the other members of the Capital Allocation Committee.

The foregoing descriptions of the Support Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the D. E. Shaw Support Agreement and the Third Point Support Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 6, 2025, the Board elected each of Christine M. McCarthy, John Berisford and Rachel C. Glaser to serve on the Board. Following their appointment to the Board, each of Christine M. McCarthy, John Berisford and Rachel C. Glaser will be entitled to participate in the Company’s director compensation program, which generally provides for an annual cash retainer for service on the Board of $50,000 (payable in biannual installments) and a restricted stock award for service on the Board with a grant date value of $250,000, which will be granted on or around the first regularly scheduled Board meeting following the 2025 Annual Meeting and which will vest in four equal annual installments, subject to continued service on the vesting date. This program is further described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024. The Board also appointed Christine M. McCarthy and John Berisford to serve on the Capital Allocation Committee. Rachel C. Glaser has not been appointed to serve on any committee of the Board at this time.

Effective as of April 6, 2025, each of Michael R. Klein, Christopher J. Nassetta and Laura C. Kaplan tendered their resignations from the Board, all applicable Board committees and, for Mr. Klein, from his role as Chairman of the Board, effective as of the election of the New Independent Appointees. Each of Messrs. Klein and Nassetta and Ms. Kaplan indicated that his or her decision to resign from the Board was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

Effective as of April 6, 2025, the Board appointed Louise S. Sams as the Chairperson of the Board, effective as of the election of the New Independent Appointees. On April 7, 2025, the Company issued a press release (the “Press Release”) announcing the items discussed in this Current Report on Form 8-K. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 and the Press Release shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements about the Company’s plans, objectives, expectations, beliefs and intentions. In some cases, you can identify forward-looking statements by words such as “hope,” “anticipate,” “may,” “likely,” “might,” “believe,” “expect,” “observe,” “consider,” “think,” “intend,” “envision,” “will,” “should,” “could,” “would,” “plan,” “target,” “goal,” “estimate,” “predict,” “continue,” “commit” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of the Company and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. The following factors, among others, could cause or contribute to such differences: our inability to attract and retain new clients; our inability to successfully develop and introduce new or updated online marketplace services, information, and analytics; our inability to compete successfully against existing or future competitors in attracting advertisers and in general; the effects of fluctuations and market cyclicality; the effects of global economic uncertainties and downturns or a downturn or consolidation in the real estate industry; our inability to hire qualified persons for, or retain and continue to develop our sales force, or unproductivity of our sales force; our inability to retain and attract highly capable management and operating personnel; the downward pressure that our internal and external investments may place on our operating margins; our inability to increase brand awareness; our inability to maintain or increase internet traffic to our marketplaces, and the risk that the methods, including Google Analytics, that we use to measure average monthly unique visitors to our portals may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given month or may differ from the methods used by competitors; our inability to attract new advertisers; our inability to successfully identify, finance, integrate, and/or manage costs related to acquisitions; our inability to complete certain strategic transactions if a proposed transaction is subject to review or approval by regulatory authorities pursuant to applicable laws or regulations; our inability to realize the benefits of the acquisition of Matterport, Inc.; the effects of cyberattacks and security vulnerabilities, and technical problems or disruptions; the significant costs associated with undertaking a large infrastructure project to build out our campus in Richmond, Virginia; our inability to generate increased revenues from our current or future geographic expansion plans; the risks related to acceptance of credit cards and debit cards and facilitation of other customer payments; the effects of climate related events and other events beyond our control; the effects related to attention to environmental, social and governance matters; our inability to obtain and maintain accurate, comprehensive, or reliable data; our inability to obtain and maintain stable data feeds, or disruption of our data feeds; our inability to enforce or defend our ownership and use of intellectual property; the effects of use of new and evolving technologies, including artificial intelligence, on our ability to protect our data and intellectual property from misappropriation by third parties; our inability to defend against potential legal liability for collecting, displaying, or distributing information; our inability to obtain or retain listings from real estate brokers, agents, property owners, and apartment property managers; our inability to maintain or establish relationships with third-party listing providers; our inability to comply with the rules and compliance requirements of Multiple Listing Services; the risks related to international operations; the effects of foreign currency exchange rate fluctuations; our indebtedness; the effects of a lowering or withdrawal of the ratings assigned to our debt securities by rating agencies; the effects of any actual or perceived failure to comply with privacy laws and standards; the effects of changes in tax laws, regulations, or fiscal and tax policies; the effects of third-party claims, litigation, regulatory proceedings, or government investigations; and risks related to return on investment. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. More information about these risks and uncertainties, and other potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in the Company’s filings from time to time with the SEC, including in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as the Company’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to the Company on the date hereof, and the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Support Agreement, dated as of April 6, 2025, among the Company, D. E. Shaw & Co., L.P. and D. E. Shaw Oculus Portfolios, L.L.C.

10.2	Support Agreement, dated as of April 6, 2025, among the Company and Third Point parties thereto.

99.1	Press Release, dated as of April 7, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

Date: April 7, 2025	By:	/s/ Gene Boxer
	Name:	Gene Boxer
	Title:	General Counsel and Corporate Secretary